Exhibit 10.1

Execution Version

THIRD LETTER AMENDMENT

TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

June 3, 2015

The Prudential Insurance Company

of America and each other Holder (defined below)

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, Texas 75201

Ladies and Gentlemen:

We refer to the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as amended by (i) the Letter Amendment and Waiver to Note Purchase and Private Shelf Agreement, dated as of April 30, 2013, and (ii) the Second Letter Amendment and Waiver to Note Purchase and Private Shelf Agreement, dated as of August 25, 2014, the “Existing Agreement” and, as the same shall be further amended hereby, the “Agreement”), among Primoris Services Corporation, a Delaware corporation (the “Company”), Prudential Investment Management, Inc. and the purchasers party thereto (collectively, together with each other holder from time to time of the Notes (as defined therein), the “Holders”).  Unless otherwise defined herein, the terms defined in the Existing Agreement shall be used herein as therein defined.

The Company has requested that certain of the terms and provisions contained in the Existing Agreement be amended to, among other things as set forth herein, (a) increase the aggregate principal amount of Shelf Notes made available to the Company and (b) extend the Issuance Period of the Shelf Notes, and the Company and the Holders have agreed to such amendments, all under the terms and conditions set forth in this Third Letter Amendment to Note Purchase and Private Shelf Agreement (this “Amendment”).

Therefore, for good and valuable consideration, it is hereby agreed by you and us as follows:

1.                                      Amendments to the Existing Agreement.  Subject to satisfaction of the conditions set forth in Section 2 hereof, the Holders hereby agree with the Company to amend, effective on and as of the date first written above, the Existing Agreement as follows:

(a)                                 The Cover Page of the Existing Agreement is hereby amended by deleting and replacing the reference to “$25,000,000” with “$100,000,000”.

(b)                                 Section 1.2 of the Existing Agreement is hereby amended by deleting and replacing the reference to “$25,000,000” with “$100,000,000 (such that, after giving effect to the Series B Notes, the amount of Shelf Notes available to be issued by the Company is $75,000,000)”.

(c)                              Section 2.2(b) of the Existing Agreement is hereby amended by deleting clause (i) appearing therein in its entirety and inserting the following new clause (i) in lieu thereof:

“(i)                               the third anniversary of the Third Amendment Effective Date (or if such anniversary date is not a Business Day, the Business Day next preceding such anniversary) and”

(d)                                 Schedule B to the Existing Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

“Series B Notes” means the 3.85% Senior Secured Notes, Series B, due July 25, 2023, issued by the Company in the aggregate principal amount of $25,000,000 on July 25, 2013.

“Third Amendment” means the Third Letter Amendment to Note Purchase and Private Shelf Agreement dated as of the Third Amendment Effective Date, by and among the Company, the Guarantors and each holder of a Note on the date thereof.

“Third Amendment Effective Date” means June 3, 2015.

(e)                                  The Schedules to the Existing Agreement (other than Schedule A and Schedule B) are hereby amended and restated in their entirety as set forth in Exhibit A attached to this Amendment.

2.                                      Effectiveness.  The amendments to the Existing Agreement set forth in Section 1 hereof shall become effective on and as of the date first written above, subject to the following:

(a)                                 receipt by the Holders, in form and substance satisfactory to the Required Holders, of this Amendment, duly executed and delivered by each of the parties hereto;

(b)                                 receipt by the Holders, in form and substance satisfactory to the Required Holders, of evidence that the representations and warranties of the Company made in Section 3 of this Amendment are true and correct on and as of the date first written above;

(c)                                  receipt by the Holders, in form and substance satisfactory to the Required Holders, of the Amendment No. 1 to Guaranty Agreement dated as of the date hereof (the “Amendment to Guaranty Agreement”), duly executed and delivered by each of the parties thereto; and

(e)                                  receipt by Prudential in immediately available funds of a structuring fee of $15,000.

3.                                      Representations and Warranties.  In order to induce the Holders to enter into this Amendment, the Company hereby represents and warrants as follows:

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(a)                                 In connection with this Amendment and all other documents delivered in connection herewith, each Note Party (i) has the requisite power and authority to make, deliver and perform the same, (ii) has taken all necessary corporate or other action to authorize its execution, delivery and performance of the same, and (iii) has duly executed and delivered the same.

(b)                                 After giving effect to this Amendment, the representations and warranties contained in Section 5 of the Agreement and Section 9 of the Guaranty Agreement, as amended by the Amendment to Guaranty Agreement (the “Amended Guaranty Agreement”), are true and correct in all material respects (except for those representations and warranties qualified by “materiality,” “Material Adverse Effect” or a like qualification, which shall be true and correct in all respects) on and as of the date first written above with the same effect as though made on and as of the date first written above, except to the extent that such representations and warranties relate to a specific date (in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties qualified by “materiality,” “Material Adverse Effect” or a like qualification, which were true and correct in all respects) as of such specified date).

(c)                                  Except to the extent waived herein, no Default or Event of Default exists under any of the Note Documents (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

4.                                      Miscellaneous.

(a)                                 Upon and after the date first written above, each reference to the Existing Agreement in the Existing Agreement, each Note and the other Note Documents shall mean and be a reference to the Existing Agreement as amended by this Amendment.

(b)                                 Except as specifically amended herein, the Existing Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

(c)                                  This Amendment is a Note Document and all of the provisions of the Agreement which apply to Note Documents apply hereto.

(d)                                 The Company confirms its agreement, pursuant to Section 15.1 of the Agreement, to pay promptly all reasonable expenses of the Holders related to this Amendment and all matters contemplated hereby, including, without limitation, all reasonable fees and expenses of the Holders’ counsel.

(e)                                  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Existing Agreement, any other Note Document or any other document, instrument or agreement executed and delivered in connection with any of the foregoing.

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(f)                                   THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(g)                                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto.  Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

(h)                                 Each of the Guarantors consents to the execution and delivery of this Amendment by the parties hereto and the $75,000,000 increase in the aggregate principal amount of Shelf Notes available to be issued by the Company after the date hereof.  As a material inducement to the undersigned to enter into this Amendment, each of the Guarantors (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Amended Guaranty Agreement (and the applicability of each Guarantor’s guaranty of the Guaranteed Obligations (as defined in the Amended Guaranty Agreement), such guaranty to include, without limitation, any amounts which may become due under any Shelf Notes issued after the date hereof) and each of the other Note Documents to which it is a party, and (ii) agrees that the execution, delivery and performance of this Amendment and the Amendment to Guaranty Agreement shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Amendment to the Company at 2100 McKinney Ave., Suite 1500, Dallas, Texas 75201.

[Remainder of Page Intentionally Left Blank]

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Very truly yours,

PRIMORIS SERVICES CORPORATION

By:	/s/ John M. Perisich
Name: John M. Perisich
Title: EVP/General Counsel

SIGNATURE PAGE TO

THIRD LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Agreed to and acknowledged by the undersigned solely with respect to Section 4(h) hereof:

ONQUEST HEATERS, INC.		ARB, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

FORCE SPECIALTY SERVICES, INC.		ARB STRUCTURES, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

ALASKA CONTINENTAL PIPELINE, INC.		CARDINAL CONTRACTORS, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

JUNIPER ROCK CORPORATION		BTEX MATERIALS, LLC

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

ONQUEST, INC.		MILLER SPRINGS MATERIALS, L.L.C.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

STELLARIS LLC		GML COATINGS, LLC

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

JAMES CONSTRUCTION GROUP, L.L.C.		SAXON CONSTRUCTION, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

ROCKFORD CORPORATION		Q3 CONTRACTING, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

PRIMORIS ENERGY SERVICES CORPORATION		VADNAIS TRENCHLESS SERVICES, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

PRIMORIS AV, ENERGY AND ELECTRICAL
CONSTRUCTION CORPORATION

By:	/s/ John M. Perisich
Name:	John M. Perisich
Title:	EVP/General Counsel

SIGNATURE PAGE TO

THIRD LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Agreed as of the date first written above:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

GLOBE LIFE AND ACCIDENT INSURANCE
COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

SIGNATURE PAGE TO

THIRD LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

PRUDENTIAL ANNUITIES LIFE ASSURANCE
CORPORATION

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

SIGNATURE PAGE TO

THIRD LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

EXHIBIT A

Schedules to the Agreement

INFORMATION SCHEDULE

Authorized Officers for Prudential

(see Series A Purchaser Schedules below and the applicable Confirmation of Acceptance for any Shelf Note)

Authorized Officers for the Company

Pete Moerbeek

John Perisich

AMENDMENT NO. 1 TO GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO GUARANTY AGREEMENT (this “Amendment”) is entered into as of June 3, 2015, by and among each of the undersigned listed under the caption “GUARANTORS” on the signature pages hereto (the “Guarantors”) and each of the undersigned Noteholders (as defined below).

BACKGROUND

WHEREAS, Primoris Services Corporation, a Delaware corporation (the “Company”), has entered into the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as amended by (i) the Letter Amendment and Waiver to Note Purchase and Private Shelf Agreement, dated as of April 30, 2013, and (ii) the Second Letter Amendment and Waiver to Note Purchase and Private Shelf Agreement, dated as of August 25, 2014, the “Existing Agreement”;  capitalized terms used but not defined herein shall be used herein as therein defined), with Prudential Investment Management, Inc. and the purchasers party thereto (collectively, together with each other holder from time to time of the Notes (as defined therein), the “Noteholders”);

WHEREAS, the Company and the Noteholders are entering into the Third Letter Amendment to Note Purchase and Private Shelf Agreement, dated as of the date hereof (the “Third Amendment” and, the Existing Agreement, as amended by the Third Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), pursuant to which the Company and the Noteholders agreed to amend the Existing Agreement to, among other things as set forth therein, (a) increase the aggregate principal amount of Shelf Notes made available to the Company and (b) extend the Issuance Period of the Shelf Notes;

WHEREAS, the Guarantors have entered into the Guaranty Agreement, dated as of December 28, 2012 (as amended or supplemented to date, the “Guaranty Agreement”), in favor of the Noteholders, pursuant to which the Guarantors guaranteed certain obligations of the Company under the Agreement;

WHEREAS, as a condition precedent to the effectiveness of the Third Amendment, the Guarantors are required to amend the Guaranty Agreement as set forth herein by executing and delivering this Amendment on the terms and conditions set forth herein;

WHEREAS, the Noteholders are willing to agree to such amendment, subject to the performance and observance in full of each of the terms and conditions, and in reliance upon all of the representations and warranties of the Guarantors, set forth herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments to the Guaranty Agreement.  Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Guarantors contained herein, the Guaranty Agreement is hereby amended, effective as of the date hereof, as follows:

(a)                                 Amendment to Section I of the Preliminary Statements: Section I of the Preliminary Statements of the Guaranty Agreement is hereby deleted and amended in its entirety to read as follows:

“I.                                  PRIMORIS SERVICES CORPORATION, a Delaware corporation (the “Company”), has entered into a Note Purchase and Private Shelf Agreement dated as of the date hereof, as amended by (i) the Letter Amendment and Waiver to Note Purchase and Private Shelf Agreement, dated as of April 30, 2013, (ii) the Second Letter Amendment and Waiver to Note Purchase and Private Shelf Agreement, dated as of August 25, 2014, and (iii) the Third Letter Amendment to Note Purchase and Private Shelf Agreement, dated as of June 3, 2015 (as the same may be further amended, restated, supplemented or otherwise modified from time to time (including, without limitation, any increases in the amount of Shelf Notes that can be issued thereunder), the “Note Agreement”), with Prudential Investment Management, Inc. and the other Persons listed on the signature pages thereto (the “Purchasers”).  Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.”

2.                                      Conditions of Effectiveness.  This Amendment shall become effective on the date hereof upon the Noteholders having received duly executed counterparts of this Amendment, duly authorized and delivered by the Guarantors.

3.                                      Representations and Warranties.  Each of the Guarantors hereby represents and warrants as follows to each Noteholder, on and as of the date hereof:

(a)                                 In connection with this Amendment and all other documents delivered in connection herewith, each Guarantor (i) has the requisite power and authority to make, deliver and perform the same, (ii) has taken all necessary corporate or other action to authorize its execution, delivery and performance of the same, and (iii) has duly executed and delivered the same.

(b)                                 This Amendment and the Guaranty Agreement, as amended hereby, constitute legal, valid and binding obligations of each of the Guarantors and are enforceable against each of the Guarantors in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)                                  After giving effect to this Amendment, the representations and warranties contained in Section 9 of the Guaranty Agreement are true and correct in all material respects (except for those representations and warranties qualified by “materiality,” “Material Adverse Effect” or a like qualification, which shall be true and correct in all respects) on and as of the date first written above with the same effect as though made on and as of the date first written above, except to the extent that such representations and warranties relate to a specific date (in

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which case such representations and warranties were true and correct in all material respects (except for those representations and warranties qualified by “materiality,” “Material Adverse Effect” or a like qualification, which were true and correct in all respects) as of such specified date).

(d)                                 No Default or Event of Default exists under any of the Note Documents (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

4.                                      Effect on the Guaranty Agreement.  (a)  Upon the effectiveness of this Amendment, each reference in the Guaranty Agreement to “this Guaranty Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Guaranty Agreement as amended hereby.

(b)                                 Except as specifically amended herein, the Guaranty Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Noteholder, nor constitute a waiver of any provision of the Guaranty Agreement except as and to the extent herein provided, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

5.                                      Governing Law.  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

6.                                      Note Document.  This Amendment is a Note Document and all of the provisions of the Agreement which apply to Note Documents apply hereto.

7.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.                                      Counterparts; Facsimile.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission or electronically (via “.pdf” or similar format) shall be deemed to be an original signature hereto.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date above.

GUARANTORS:

ONQUEST HEATERS, INC.		ARB, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

FORCE SPECIALTY SERVICES, INC.		ARB STRUCTURES, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

ALASKA CONTINENTAL PIPELINE, INC.		CARDINAL CONTRACTORS, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

JUNIPER ROCK CORPORATION		BTEX MATERIALS, LLC

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

ONQUEST, INC.		MILLER SPRINGS MATERIALS, L.L.C.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

STELLARIS LLC		GML COATINGS, LLC

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

JAMES CONSTRUCTION GROUP, L.L.C.		SAXON CONSTRUCTION, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

ROCKFORD CORPORATION		Q3 CONTRACTING, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

PRIMORIS ENERGY SERVICES CORPORATION		VADNAIS TRENCHLESS SERVICES, INC.

By:	/s/ John M. Perisich	By:	/s/ John M. Perisich
Name:	John M. Perisich	Name:	John M. Perisich
Title:	EVP/General Counsel	Title:	EVP/General Counsel

PRIMORIS AV, ENERGY AND ELECTRICAL
CONSTRUCTION CORPORATION

By:	/s/ John M. Perisich
Name:	John M. Perisich
Title:	EVP/General Counsel

AMENDMENT NO. 1 TO GUARANTY AGREEMENT

NOTEHOLDERS:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

GLOBE LIFE AND ACCIDENT INSURANCE
COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

AMENDMENT NO. 1 TO GUARANTY AGREEMENT

PRUDENTIAL ANNUITIES LIFE ASSURANCE
CORPORATION

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tim Laczkowski
Tim Laczkowski
Senior Vice President

AMENDMENT NO. 1 TO GUARANTY AGREEMENT